                                                                    Exhibit 99.1

                                                           [LOGO OF CARRAMERICA]


                               fourth quarter 1999



                                    [PHOTOS]



                    Supplemental Operating and Financial Data
                     For the Quarter Ended December 31, 1999



All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

CORPORATE OVERVIEW

   The Company .......................................................... 1
   Board of Directors / Executive Officers / Research Coverage .......... 2
   Regional Offices / Investor Relations / Information Requests ......... 3



FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data.......................................... 4
   Consolidated Balance Sheets........................................... 5
   Statements of Operations.............................................. 6
   FFO Statement......................................................... 7
   Same Store Results and Analysis....................................... 8
   Statements of EBITDA.................................................. 9
   Financial Ratios ..................................................... 10
   Share and Operating Partnership Unit Data ............................ 11
   Debt Capitalization Summary .......................................... 12



SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Operating Properties............................... 13-16
   Occupancy Summary and Lease Roll-over Schedule........................ 17
   Top 25 Tenants by Rent ............................................... 18
   Development
   -----------
   Development Activity by Market........................................ 19
   Land Held for Development Schedule.................................... 20
   HQ Global
   ---------
   Condensed Balance Sheet............................................... 21
   Condensed Income Statement............................................ 22
   Schedule of Executive Suites Centers.................................. 23
                               fourth quarter 1999



                               CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 14 suburban markets across the United States. In addition, the Company's affiliate HQ Global Workplaces, Inc., previously referred to as Omni Offices, Inc., ("HQ Global") and OmniOffices (UK) Limited ("Omni UK/Europe"), are engaged in the business of leasing commercial office space in the form of executive office suites and business services. HQ Global and Omni UK/Europe offered short-term leases and service packages at 263 business centers located in over 80 cities in 17 countries as of December 31, 1999. On January 21, 2000 the Company announced that HQ Global Workplaces, Inc. has entered into a merger agreement with Vantas Incorporated. As a result, the financial performance of HQ Global Workplaces, Inc. will be presented in the Company's results as "Discontinued Operations".


CURRENT PORTFOLIO (as of 12/31/99)
----------------------------------

271 Properties
22.6 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:                                                       BBB
Moody's:                                                             Baa3
Standard & Poor's:                                                   BBB


WEIGHTED AVERAGE OCCUPANCY (stabilized; year-to-date)
--------------------------

97.1%


REGIONAL DISTRIBUTION (stabilized; as of 12/31/99)
--------------------------------------------------


                            Based on                 Based on
                              NOI                 Square Footage
                         ----------------------------------------
Pacific Region               40.71%                   36.37%
Southeast Region             27.43%                   24.76%
Central Region               19.55%                   21.01%
Mountain Region              12.14%                   12.01%



DEVELOPMENT ACTIVITY
--------------------

The Company has placed in service the following developed properties during the year:

                                       Square       Cost ($ in
Stabilized Properties                 Footage        thousand)
---------------------              -----------------------------
Clarify Corp Ctr  2, 3, 4             193,536         34,102
Commons @ Las Colinas 1 & 3           380,764         59,263
Embassy Row 100 & 500                 135,541         33,059
Four Gateway                          121,986         17,532
Fremont Technology Park 1,2,3         120,688         18,181
La Jolla Spectrum A                    79,759         20,865
Pacific Corp 3                         40,063          5,732
Panorama III                          136,850         16,012
Panorama V                            101,535         16,672
Parkway North Six                      28,926         13,133
Peninsula Exec 1 & 2                  164,777         33,481
Reston East & West                    323,821         38,620
Riata 2, 6, 9                         193,637         25,777
Riata Crossing 1, 2, 3                265,177         23,576
Royal Ridge B                          44,073          9,284
Royal Ridge Phase II                  123,740         13,217
Tollway Plaza I & II                  191,823         50,774
Towne Ctr 1 & 3                       119,753         17,352
Valley Tech 1, 2, 3                   182,905         38,014
Wasatch Corp Ctr 18                    37,992          4,631
Willow 6                               50,500          7,425
                                   -----------------------------
                                    3,037,846        496,702
                                   =============================

Buildings Partially Placed in         281,222         33,002
-----------------------------      =============================
Service (total)
-------


TOP 5 MARKETS
-------------


                                    % of NOI         % of Sq. Ft.
                                 -------------    ----------------

San Francisco Bay Area               25.32               23.61
Washington D.C. Metro                19.77               13.83
Chicago                               7.25                6.81
Orange County/Los Angeles             6.80                7.27
Dallas                                6.51                6.12
                                 -------------    ----------------
                                     65.65               57.64
                                 =============    ================

BOARD OF DIRECTORS
------------------


Oliver T. Carr, Jr.
Chairman of the Board
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Thomas A. Carr
President and Chief Executive Officer
CarrAmerica Realty Corporation

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer


RESEARCH COVERAGE
-----------------

Brenda Wood/Terry Dieveney
Deutsche Banc Alex. Brown
(410) 895-3318/(410) 895-3363

Christopher Haley
First Union
(804) 782-3708

David Kostin/James Kammert
Goldman, Sachs & Company
(212) 902-6781/(212) 902-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

Lee Schalop/Josh Paradise
J.P. Morgan Securities, Inc.
(212) 648-9470/(212) 648-9480

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Eric Hemel/Virginia Dawson
Merrill Lynch & Company, Inc.
(212) 449-0334/(212) 449-4484

Greg Whyte/John Janedis
Morgan Stanley Dean Witter
(212) 761-6331/(212) 761-6351

Jonathan Litt/Gary Boston
Paine Webber
(212) 713-8624/(212) 713-4765

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Louis Taylor
Prudential R.E. Securities Investors
(212) 778-4424

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C.  20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Dwight Merriman, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Dwight L. Merriman, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director


HQ GLOBAL WORKPLACES, INC.
--------------------------

15950 North Dallas Parkway
Suite 400
Dallas, Texas  75248

Gary M. Kusin, President and CEO


STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

                 Melinda Jabbie at (202) 729-7518
                 Or 1 (800) 417-2277
                 mjabbie@carramerica.com


                                                          [LOGO OF CARR AMERICA]
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------
                               fourth quarter 1999

                              FINANCIAL HIGHLIGHTS

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

--------------------------------------------------------------------------------
($ and shares in thousands)

                                           As of 12/31/98   As of 3/31/99   As of 6/30/99   As of 9/30/99   As of 12/31/99
                                         ---------------------------------------------------------------------------------
Shares and Units:
-----------------

Common Shares                                      71,760          66,768          66,783          66,799           66,826
Outstanding OP Units (a)                            6,518           6,510           6,495           6,496            6,480
Convertible Preferred Shares                          680             680             680             680              680
Combined Shares and OP Units (a)                   78,958          73,958          73,958          73,975           73,986
Weighted Average - Basic                           71,760          71,099          66,779          66,795           67,858
Weighted Average - Diluted                         79,228          78,584          74,353          74,078           75,160

Share Price:
------------

At the end of the period                       $    24.00      $    22.06      $    25.00      $    21.94       $    21.38
High during period                                  25.25           24.38           26.50           24.50            22.69
Low during period                                   19.00           20.94           20.94           21.50            17.94

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                  $1,894,985      $1,631,729      $1,848,942      $1,622,819       $1,581,451
Preferred Equity                                  400,000         400,000         400,000         400,000          400,000
Total Debt (e)                                  1,610,859       1,572,368       1,528,051       1,544,675        1,603,371
Total Market Capitalization (e)                $3,905,844      $3,604,097      $3,776,993      $3,567,494        3,584,822
Total Debt / Total Market Capitalization (e)         41.2%           43.6%           40.5%           43.3%            44.7%

Financial Information (continuing operations):
----------------------------------------------

Total Assets (e)                               $3,627,259      $3,473,852      $3,437,823      $3,429,755       $3,479,072
Book Value of Real Estate Assets (before
accumulated depreciation) (e)                   3,401,088       3,233,947       3,231,370       3,227,604        3,287,885
Total Liabilities (e)                           1,724,506       1,673,733       1,645,362       1,635,674        1,699,771
Total Minority Interest (Including OP) (e)         88,815          91,752          93,381          94,854           92,586
Total Shareholders Equity (e)                   1,813,938       1,708,367       1,699,080       1,699,227        1,686,715

Total Operating Revenues (e)                   $  124,668      $  125,357      $  124,187      $  132,512          133,847
Property NOI                                       76,899          81,113          76,607          86,562           87,361
Property Operating Margin                            64.3%           66.8%           64.2%           67.5%            67.3%
EBITDA (e)                                         75,296          78,109          74,597          82,390           83,810
EBITDA per share - basic (e)                         1.05            1.10            1.12            1.23             1.25
EBITDA per share - diluted (e)                       0.95            0.99            1.00            1.11             1.13
Interest Coverage Ratio (c, e)                        4.0             3.7             3.7             3.6              3.6
Interest Coverage Ratio (d, e)                        2.8             2.7             2.7             2.7              2.8
Fixed Charge Coverage Ratio (c, e)                    2.4             2.3             2.4             2.3              2.3
Fixed Charge Coverage Ratio (d, e)                    1.9             1.9             1.9             1.9              2.0
Funds From Operations (b, e)                       49,267          50,475          47,195          49,455           51,228
Adjusted Funds From Operations (e)                 45,788          54,955          51,882          53,793           55,526
Dividends declared                                  .4625           .4625           .4625           .4625            .4625
FFO payout ratio - Diluted (e)                       79.5%           76.3%           75.5%           73.2%            72.3%
Net-Straight Line revenue/expense adjustment        3,165           2,415           3,239           3,708            4,969

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------

Buildings                                             297             277             262             262              275
Total Square Footage                               23,679          22,309          22,631          23,047           23,797
Weighted Average Occupancy                           96.9%           96.4%           96.8%           96.9%            97.6%

     (a)  Operating Partnership
     (b)  See page 7 for definition of Funds from Operations (FFO).
     (c)  Excluding covering capitalized interest.
     (d)  Including covering capitalized interest.
     (e)  Restated to exclude discontinued operations.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

--------------------------------------------------------------------------------
(In thousands)



                                                      December 31,  December 31,
                                                          1999          1998
                                                      ------------  ------------
Assets
------
Rental Property:
    Land                                               $  674,390    $  692,484
    Buildings                                           2,082,533     2,051,734
    Tenant Improvements                                   304,983       192,211
    Furniture, fixtures and equipment                       5,916        57,140
                                                      ------------  ------------
                                                        3,067,822     2,993,569
  Less - accumulated depreciation                        (323,455)     (262,458)
                                                      ------------  ------------
      Net rental property                               2,744,367     2,731,111

Land held for future development                          104,050       119,141
Construction-in-progress                                  116,013       347,294
Cash and cash equivalents - unrestricted                   51,886        36,499
Cash and cash equivalents - restricted                     12,475        48,640
Accounts and notes receivable                              34,734        47,251
Investments                                                67,143       101,679
Accrued straight-line rents                                47,764        39,273
Tenant leasing costs, net                                  58,848        42,552
Deferred financing costs, net                              15,621        19,911
Goodwill, net                                                  --       221,570
Prepaid expenses and other assets, net                     18,503        38,563
Net assets of discontinued operations                     207,668            --
                                                      ------------  ------------
                                                       $3,479,072    $3,793,484
                                                      ============  ============

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
  Mortgages and notes payable                          $1,603,371    $1,704,359
  Accounts payable and accrued expenses                    68,643       133,767
  Rent received in advance and security deposits           27,757        47,692
                                                      ------------  ------------
                                                        1,699,771     1,885,818
                                                      ------------  ------------

Minority interest                                          92,586        93,264

Stockholders' equity:
  Preferred stock                                              95            95
  Common stock                                                668           718
  Additional paid in capital                            1,816,990     1,926,057
  Foreign currency translation adjustment                      --           463
  Cumulative dividends paid in excess of net income      (131,038)     (112,931)
                                                      ------------  ------------
                                                        1,686,715     1,814,402
                                                      ------------  ------------
                                                       $3,479,072    $3,793,484
                                                      ============  ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                             Three Months Ended            Year Ended
                                                                December 31,              December 31,
                                                         ------------------------   ------------------------
                                                             1999         1998         1999         1998
                                                             ----         ----         ----         ----
Revenues:
 Rental income (1):
   Minimum base rent                                       $110,506     $103,303     $422,440     $379,502
   Recoveries from tenants                                   15,925       11,556       58,426       46,947
   Parking and other tenant charges                           3,411        4,647       17,983       14,007
                                                         -----------   ----------   ----------   ----------
       Total rental revenue                                 129,842      119,506      498,849      440,456
                                                         -----------   ----------   ----------   ----------
   Real estate service income                                 4,005        5,182       17,054       16,167
                                                         -----------   ----------   ----------   ----------
       Total operating revenues                             133,847      124,688      515,903      456,623
                                                         -----------   ----------   ----------   ----------

Operating expenses:
 Property expenses:
     Operating expenses                                      31,701       31,291      122,676      109,514
     Real estate taxes                                       10,779       11,316       44,529       40,174
 Interest expense                                            24,465       20,259       89,057       71,419
 General and administrative                                  10,008        9,515       38,894       32,356
 Depreciation and amortization                               31,433       28,499      119,700      100,811
                                                         -----------   ----------   ----------   ----------
     Total operating expenses                               108,386      100,880      414,856      354,274
                                                         -----------   ----------   ----------   ----------

     Real estate operating income                            25,461       23,808      101,047      102,349
                                                         -----------   ----------   ----------   ----------
Other operating income (loss):
 Interest income                                              1,075        1,201        3,936        3,990
 Equity in earnings of unconsolidated partnerships            1,376        1,529        5,167        5,282
 Gain (loss) on settlement of treasury locks                     --      (13,729)       4,489      (13,729)
                                                         -----------   ----------   ----------   ----------
     Total other operating income (loss)                      2,451      (10,999)      13,592       (4,457)
                                                         -----------   ----------   ----------   ----------

     Income from continuing operations before gain on sale
      of assets, income taxes, and minority interest         27,912       12,809      114,639       97,892
 Income taxes                                                  (783)          --         (783)          --
 Minority interest                                           (2,995)      (2,505)     (17,599)     (16,072)
                                                         -----------   ----------   ----------   ----------
     Income from continuing operations before gain or        24,134       10,304       96,257       81,820
      sale of assets
     Discontinued operations--Income (loss) from
      operations of discontinued Executive Suites
      subsidiary (less applicable income tax expense
      (benefit) of $944; 1,324; (816); and 1,898,
      respectively)                                          (1,891)          67       (7,862)       6,518
                                                         -----------   ----------   ----------   ----------

 Net income before gain on sale of assets:                   22,243       10,371       88,395       88,338
 Gain on sale of assets, net of income taxes                  5,006        5,130       54,822       38,160
                                                         -----------   ----------   ----------   ----------
Net income                                                 $ 27,249     $ 15,501     $143,217     $126,498
                                                         ===========   ==========   ==========   ==========

     Basic net income per common share:
       Net income (loss) from continuing operations            0.36         0.14         1.42         1.19
       Discontinued operations                                (0.03)        0.00        (0.12)        0.09
       Gain on sale of assets, net                             0.08         0.08         0.81         0.56
                                                         -----------   ----------   ----------   ----------
       Net income                                              0.41         0.22         2.11         1.84
                                                         ===========   ==========   ==========   ==========
     Diluted net income per share:
       Net income (loss) from continuing operations            0.33         0.13         1.28         1.08
       Discontinued operations                                (0.03)        0.00        (0.10)        0.08
       Gain on sale of assets, net                             0.07         0.07         0.73         0.50
                                                         -----------   ----------   ----------   ----------
       Net income                                              0.37         0.20         1.91         1.66
                                                         ===========   ==========   ==========   ==========

NOTES:
(1) Rental income includes $4,969 and $3,165 of accrued straight-line rents for the three month periods ended December 31, 1999 and 1998, respectively, and $14,331 and $13,919 of accrued straight-line rents for the years ended December 31, 1999 and 1998, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations
--------------------------------------------------------------------------------

     The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company calculates its FFO by combining the FFO from its real estate operations, calculated in accordance with NAREIT's definition of FFO, and the earnings before depreciation, amortization and deferred taxes ("EBDADT") of the Company's executive suites business, excluding operating losses from centers under development. The following table provides the calculation of the Company's FFO for the three month and year end periods ended December 31, 1999 and 1998.

(In thousands)                                                             Three Months Ended             Year Ended
                                                                              December 31,               December 31,
                                                                        -----------------------    ------------------------
                                                                           1999         1998          1999          1998
                                                                           ----         ----          ----          ----
Net income from continuing operations before minority interest:         $   32,135   $   17,939    $  168,678    $  136,052

Adjustments to derive funds from continuing operations:
 Add Depreciation and amortization                                          30,913       28,060       117,829        99,274
 Deduct:
   Minority interests' (non Unitholders) share
     of depreciation, amortization and net income                             (206)        (193)         (609)         (380)
   (Gain) loss on settlement of treasury locks                                  --       13,729        (4,489)       13,729
   Gain on sale of assets, net of income taxes                              (5,006)      (5,130)      (54,822)      (37,580)
                                                                        ----------   ----------    ----------    ----------
                                                                            57,836       54,405       226,587       211,095
FFO from continuing operations before allocations to the minority
  Unitholders
Less: FFO allocable to the minority Unitholders                             (3,983)      (3,942)      (16,545)      (15,507)
                                                                        ----------   ----------    ----------    ----------
CarrAmerica Realty Corporation's FFO from continuing operations             53,853       50,463       210,042       195,588
Less:  Preferred stock dividends                                            (8,932)      (8,932)      (35,448)      (35,571)
                                                                        ----------   ----------    ----------    ----------
CarrAmerica Realty Corporation's FFO from continuing operations
  attributable to common shares                                         $   44,921   $   41,531    $  174,594    $  160,017
                                                                        ----------   ----------    ----------    ----------
Discontinued Operations                                                      6,307        7,736        23,759        23,459

CarrAmerica Realty Corporation's FFO attributable to common
 shares                                                                 $   51,228   $   49,267    $  198,353    $  183,476
                                                                        ==========   ==========    ==========    ==========
Weighted average common shares outstanding:
 Basic                                                                      66,818       71,760        67,858        68,577
                                                                        ==========   ==========    ==========    ==========
 Diluted                                                                    74,101       79,228        75,160        76,048
                                                                        ==========   ==========    ==========    ==========

CarrAmerica Realty Corporation
FFO attributed to common shares                                         $   51,228   $   49,267    $  198,353    $  183,476
Series A Preferred share dividends                                             315          315         1,258         1,381
Minority interest from convertible partnership units                         3,983        3,942        16,545        15,507
                                                                        ----------   ----------    ----------    ----------
Adjusted FFO attributable to common shares                              $   55,526   $   53,524    $  216,156    $  200,364
                                                                        ==========   ==========    ==========    ==========

Weighted average common
 shares outstanding - Basic                                                 66,818       71,760        67,858        68,577
Weighted average conversion of Series A Preferred shares                       680          680           680           745
Weighted average conversion of operating partnership units                   6,498        6,518         6,498         6,525
Incremental options                                                            105          270           124           201
                                                                        ----------   ----------    ----------    ----------
Adjusted weighted average common shares - Diluted                           74,101       79,228        75,160        76,048
                                                                        ==========   ==========    ==========    ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------
(In thousands)

                                          Three Months Ended          %                 Year Ended               %
                                              December 31,          Change             December 31,            Change
                                       ------------------------  ------------  --------------------------  ------------
                                           1999        1998                        1999           1998
                                           ----        ----                        ----           ----

Real Estate Operating Revenue            $94,973     $89,006         6.7%        $326,001       $309,407        5.4%
Real Estate Operating Expenses            33,148      33,827        (2.0%)        110,540        106,907        3.4%
                                       -----------  -----------                -----------    -----------
Total Real Estate Operating Income
  - GAAP Basis                           $61,825     $55,179        12.0%        $215,461       $202,500        6.4%
                                       ===========  ===========                ===========    ===========
Straight-line Rent Adjustment             (1,920)     (2,431)      (21.0%)         (6,136)        (7,509)     (18.3%)
                                       -----------  -----------                -----------    -----------
Total Real Estate Operating Income
  - Cash Basis                           $59,905     $52,748        13.6%        $209,325       $194,991        7.4%
                                       ===========  ===========                ===========    ===========
YTD Average Occupancy                       96.5%       96.2%                        96.3%          96.1%
                                       ===========  ===========                ===========    ===========
Same Store Square Footage                 17,033                                   14,888
                                       ===========                             ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------
(In thousands)

                                      Three Months Ended         Year Ended
                                          December 31,          December 31,
                                     --------------------   --------------------
                                        1999       1998       1999       1998
                                        ----       ----       ----       ----

CONTINUING OPERATIONS:
 Revenues:
  Rental Income                       $129,842   $119,506   $498,849   $440,456
   Real estate service income            4,005      5,182     17,054     16,167
  Other income (1)                       2,451      2,730      9,103      9,272
                                     ---------  ---------   --------  ---------
      Total revenue                    136,298    127,418    525,006    465,895
                                     ---------  ---------   --------  ---------

 Operating expenses:
  Property operating expenses:
   Operating expenses                   31,701     31,291    122,676    109,514
   Real estate taxes                    10,779     11,316     44,529     40,174
  General and administrative            10,008      9,515     38,894     32,356
                                     ---------  ---------   --------  ---------
      Total operating expenses          52,488     52,122    206,099    182,044
                                     ---------  ---------   --------  ---------
 EBITDA                              $  83,810  $  75,296   $318,907  $ 283,851
                                     =========  =========   ========  =========


NOTES:
(1) Balance has been restated to exclude discontinued operations. Also excludes gains on sales of assets and gain (loss) on settlement of treasury locks.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Continuing Operations:  December 31,  December 31,
----------------------------------------------------     1999           1998
                                                         ----           ----
Total Debt / Total Capitalization (Book Value) (4)       47.4%          45.8%
Total Debt / Total Capitalization (Market) (4)           44.7%          41.2%


Operating Ratios for Continuing Operations:  Three Months Ended    Year Ended
-------------------------------------------      December 31,     December 31,
                                             ------------------  --------------
                                               1999      1998     1999    1998
                                             --------  --------  ------  ------
Secured EBITDA / Total EBITDA (4)               32.1%    36.8%   34.47%   38.6%

Interest Coverage (1, 4)
 Excluding covering capitalized interest        3.43     3.72     3.58    3.97
 Covering capitalized interest                  2.87     2.57     2.76    2.79

Fixed charge coverage (4)
 Excluding covering capitalized interest        2.30     2.32     2.33    2.38
 Covering capitalized interest                  2.04     1.81     1.95    1.89

Diluted FFO Payout Ratio (2, 4)                 70.1%    79.7%    72.2%   79.5%
G & A as a % of Revenue (3)                      7.3%     7.5%     7.4%    6.9%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets and gain on settlement of treasury locks. Includes interest income and equity on earnings of unconsolidated subsidiaries.
(4)  Restated to exclude discontinued operations.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at December 31, 1999 and 1998, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the year ended December 31, 1999 and 1998. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)                                                 CarrAmerica
                                                                 Realty
                                         CarrAmerica           Corporation
                                           Realty               Series A
                                         Corporation           Convertible         Dividend Paying        Non-Dividend
                                        Common Shares        Preferred Shares           Units             Paying Units
                                         Outstanding         Outstanding (a)       Outstanding (b)        Outstanding
                                     ------------------   --------------------  -------------------  ---------------------
Outstanding as of:
  December 31, 1999                         66,826                 680                  6,048                 432
  December 31, 1998                         71,760                 680                  5,978                 540
                                     ==================   ====================  ===================  =====================

Weighted average for the three
  months ended December 31:
  1999                                      66,818                 680                  6,052                 432
  1998                                      71,760                 680                  5,978                 540
                                     ==================   ====================  ===================  =====================

Weighted average for the year
  ended December 31:
  1999                                      67,858                 680                  6,003                 495
  1998                                      68,577                 745                  5,985                 540
                                     ==================   ====================  ===================  =====================


Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

       Series B           8,000,000 Shares
       Series C           6,000,000 Shares
       Series D           2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------
($ In thousands)

                                                             INTEREST RATE    PRINCIPAL BALANCE     MATURITY DATE
                                                             -------------    -----------------     -------------
SECURED INDEBTEDNESS:
   Total Secured Indebtedness                                         8.040%       $635,371          11/15/00 to
                                                                      =====        ========            9/01/29

UNSECURED INDEBTEDNESS:

Senior Unsecured Notes                                                7.200 %      $150,000           07/01/04
Senior Unsecured Notes                                                6.625         100,000           03/01/05
Senior Unsecured Notes                                                7.375         125,000           07/01/07
Senior Unsecured Notes                                                6.875         100,000           03/01/08
Senior Unsecured Notes                                                6.625         150,000           10/01/00
Unsecured Line of Credit - CarrAmerica Realty Corporation    LIBOR + 90 bps         343,000           08/26/01
Unsecured Line of Credit - OmniOffices, Inc.                 LIBOR + 90 bps         140,500           08/26/01
                                                                                 ----------
                  Total Unsecured Indebtedness                                   $1,743,871
                                                                                 ==========

fourth quarter 1999

                               SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of December 31, 1999:

                                                                                    Number         Percentage
                                           Net Rentable Area        Percent           of            of Total
Property                                    (square feet)(1)       Leased(2)       Buildings       Square Feet
--------                                    ---------------        ---------       ---------       -----------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
  International Square                          1,014,555             98.0%              3
  1730 Pennsylvania Avenue                        229,377             99.3               1
  2550 M Street                                   187,931             99.4               1
  1775 Pennsylvania Avenue (3)                    143,981             97.5               1
  900 19th Street                                 101,215            100.0               1
  1747 Pennsylvania Avenue (4)                    151,942             97.1               1
  1255 23rd Street (5)                            305,528             98.5               1
Suburban Washington, D.C.:
  One Rock Spring Plaza (3)                       205,298             98.9               1
  Reston Crossing East & West                     323,821            100.0               2
  Sunrise Corporate Center                        260,253            100.0               3
  Parkway One                                      87,842            100.0               1
Atlanta, GA:
  Glenridge                                        64,052             47.7               1
  Century Springs West                             94,893             83.5               1
  Holcomb Place                                    72,824             94.0               1
  Midori                                           99,900            100.0               1
  Parkwood                                        151,296             91.9               1
  Lakewood                                         80,338             70.2               1
  The Summit                                      179,085            100.0               1
  2400 Lake Park                                  101,285             88.5               1
  680 Engineering Drive                            62,154            100.0               1
  Embassy Row                                     465,674             96.7               3
  Waterford Center                                 82,161             88.0               1
  Spalding Ridge                                  128,233             99.3               1
  Embassy 100, 500                                190,470            100.0               2
Boca Raton, FL:
  Peninsula Plaza                                 162,303             88.2               1
  Presidential Circle                             279,375             94.9               1
  Peninsula Executive Center I & II               164,777            100.0               2
                                            -----------------     ------------          --
    Southeast Region Subtotal                   5,390,563             96.3%             36            23.8%
                                            -----------------     ------------
PACIFIC REGION
Southern California,
Orange County/Los Angeles:
  Scenic Business Park                            139,012             90.6               4
  Harbor Corporate Park                           151,888             99.2               4
  Plaza PacifiCare                                104,377            100.0               1
  Katella Corporate Center                         80,609             96.1               1
  Warner Center                                   344,181             99.4              12
  South Coast Executive Center                    161,787             89.6               2
  Warner Premier                                   61,553             93.4               1
  Von Karman                                      103,713            100.0               1
  2600 W. Olive                                   144,831            100.0               1
  Bay Technology Center                           107,481            100.0               2
  Alton Deere Plaza                               182,185            100.0               6
  Pacific Corporate Plaza 3                        40,063            100.0               1

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------

                                                                                                   Percentage
                                           Net Rentable Area        Percent        Number of        of Total
Property                                    (square feet)(1)       Leased(2)       Buildings       Square Feet
--------                                    ---------------        ---------       ---------       -----------

Southern California,
San Diego:
  Del Mar Corporate Plaza                         123,142            100.0%              2
  Wateridge Pavilion                               62,194            100.0               1
  Towne Center Technology Park I & II             182,120            100.0               3
  Palomar Oaks Technology Park                    170,358            100.0               6
  Jaycor                                          105,358            100.0               1
  Lightspan                                        64,800            100.0               1
  La Jolla Spectrum                                79,759            100.0               1
  Highlands Corporate Center                      205,085             95.1               5
Northern California,
San Francisco Bay Area:
  CarrAmerica Corporate Center                  1,001,976            100.0               6
  Rio Robles                                      368,178            100.0               7
  Valley Business Park II                         166,928            100.0               6
  Bayshore Centre II                               94,874            100.0               1
  Rincon Centre                                   201,178            100.0               3
  Valley Centre II                                212,082            100.0               4
  Valley Office Centre                             68,738             99.1               2
  Valley Centre                                   102,291            100.0               2
  Valley Business Park I                           67,784            100.0               2
  3745 North First Street                          67,582            100.0               1
  3571 North First Street                         116,000            100.0               1
  San Mateo I                                      70,000            100.0               1
  San Mateo II and III                            141,404             98.9               2
  Hacienda West                                   206,652             89.2               2
  Sunnyvale Technology Centre                     165,520            100.0               5
  Baytech Business Park                           300,000            100.0               4
  Golden Gateway Commons                          272,393             99.3               3
  Techmart Commerce Center                        262,585             95.3               1
  995 Benecia Avenue                               36,344            100.0               1
  Oakmead West A-G                                425,981            100.0               7
  Santa Clara Technology Park                     178,132            100.0               3
  Valley Technology Center 1, 2, 3, 4 & 5         350,000             90.2               5
  Freemont Technology Park 1, 2, 3                120,688            100.0               3
  Clarify Corporate Center 2, 3, 4                193,536            100.0               3
Portland, OR:
  RadiSys Corporate Headquarters                   80,525            100.0               1
  RadiSys II                                       45,655            100.0               1
Seattle, WA:
  Redmond East                                    396,497            100.0              10
  Willow Creek                                     96,179            100.0               1
  Canyon Park Business Center                     285,428            100.0               6
  Canyon Park Commons                              95,290            100.0               1
  Willow Creek Corporate Center                   329,009            100.0               6
  Redmond Hilltop B & C                            90,880            100.0               2
  Canyon Park Commons 1 & 2                       110,398            100.0               2
                                            -----------------     ------------          --

    Pacific Region Subtotal                     9,335,203             98.7%            161            41.2%
                                            -----------------     ------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------

                                                                                    Number         Percentage
                                           Net Rentable Area        Percent           of            of Total
Property                                    (square feet)(1)       Leased(2)       Buildings       Square Feet
--------                                    ---------------        ---------       ---------       -----------

CENTRAL REGION
Austin, TX:
  Great Hills Plaza                               135,333            100.0%              1
  Balcones Center                                  74,978             76.2               1
  Park North                                      132,744             96.5               2
  City View Centre                                128,716            100.0               1
  Riata 2, 4, 5, 6, 8, 9                          519,313             98.9               6
  Tower of the Hills                              166,034             96.7               2
  City View Center                                136,183            100.0               3
  Riata Crossing 1, 2, 3                          265,177            100.0               3
Chicago, IL:
  Parkway North I                                 249,314            100.0               1
  Parkway North III                               257,512             93.7               1
  Parkway VI                                       91,604             91.4               1
  Unisys                                          362,950             95.9               2
  The Crossings                                   294,350             94.3               2
  Bannockburn I & II                              210,257             88.8               2
  Bannockburn IV                                  108,469            100.0               1
Dallas, TX:
  Quorum North                                    116,044             88.4               1
  Quorum Place                                    178,210             97.5               1
  Cedar Maple Plaza                               113,127             95.6               3
  Commons at Las Colinas 1, 3                     380,764            100.0               2
  Two Mission Park                                 77,710             96.9               1
  Royal Ridge Phase II                            123,740            100.0               1
  5000 Quorum                                     159,712             96.8               1
  Royal Ridge A & B                               247,239            100.0               2
  Tollway Plaza I & II                            342,802            100.0               2
                                            -----------------     ------------          --
    Central Region Subtotal                     4,872,282             97.1%             43            21.5%
                                            -----------------     ------------
MOUNTAIN REGION
Denver, CO:
  Harlequin Plaza                                 329,100             88.6               2
  Quebec Court I                                  130,000            100.0               1
  Quebec Court II                                 157,294            100.0               1
  Quebec Centre                                   106,865             98.3               3
  Panorama Corporate Center I                     100,881             93.2               1
  Panorama II                                     100,916            100.0               1
  Panorama III                                    136,850            100.0               1
  Panorama V                                      137,953             97.0               1
Phoenix, AZ:
  Camelback Lakes                                 201,238             99.9               2
  Pointe Corridor                                 144,219             98.3               1
  Highland Park                                    78,969             82.9               1
  The Grove at Black Canyon                       104,571             95.9               1
  US West                                         532,506            100.0               4
  Four Gateway                                    137,709             90.8               1
  Concord Place                                   133,555             78.8               1
Salt Lake City, UT:
  Sorenson Research Park                          285,869             99.7               5
  Wasatch Corporate Center                        178,231            100.0               3
  Wasatch Corporate Center 18                      49,886             98.2               1
                                            -----------------     -----------           --

    Mountain Region Subtotal                    3,046,612             96.3              31            13.4%
                                            -----------------     -----------                         ----

TOTAL CONSOLIDATED PROPERTIES:                 22,644,660                              271           100.0%
                                            -----------------                                        -----

WEIGHTED AVERAGE                                                      97.4%
                                                                  -----------


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------


                                      Company's        Net                                   Percentage
                                      Effective      Rentable                    Number       of Total
                                      Property        Area          Percent        of          Square
Property                              Ownership  (square feet)(1)   Leased(2)   Buildings       Feet
--------                              ---------  -------------      ------      ---------       ----
Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
 1717 Pennsylvania Avenue              50.0% (6)       184,446       100.0%           1
 AARP Headquarters                     24.0  (7)       502,316       100.0            1
 Bond Building                         15.0  (8)       242,787        98.4            1

Suburban Washington, D.C.:
 Booz-Allen & Hamilton Building        50.0  (9)       222,989       100.0            1
                                                    ----------       -----          ---
TOTAL UNCONSOLIDATED PROPERTIES:                    1,152,538                        4
                                                    ----------                      ---
WEIGHTED AVERAGE                                                      99.7%
                                                                      ----

ALL OPERATING PROPERTIES
------------------------
TOTAL:                                              23,797,198                      275
                                                    ==========                      ===
WEIGHTED AVERAGE                                                     97.6%
                                                                     ====

-----------------------

(1)  Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of December 31, 1999.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds a 50% joint venture interest, and is the managing venturer.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule

--------------------------------------------------------------------------------


                                         Current    YTD Avg.   Vacant
Region / Market            Square Feet  Occupancy  Occupancy    S.F.       2000      2001       2002       2003       2004
---------------            -----------  ---------  ---------    ----       ----      ----       ----       ----       ----
PACIFIC REGION:
San Francisco Bay Area       5,190,846      98.6%      98.7%   72,912    334,573    504,334    842,509    642,419    677,322
Orange County / Los Angeles  1,621,680      97.5%      97.4%   40,381    279,076    178,901    206,554    186,938    301,096
Seattle                      1,403,681     100.0%      97.7%       --    136,410     98,599     22,015    246,328    265,328
San Diego                      992,816      99.0%      99.0%   10,147     71,551    197,180     77,234    206,844    247,477
Portland                       126,180     100.0%     100.0%       --         --         --         --         --         --

MOUNTAIN REGION:
Denver                       1,199,859      95.8%      96.8%   50,160     53,619     86,596    199,747    133,418    181,786
Phoenix                      1,332,767      95.4%      96.3%   61,292    112,903     80,585    150,521     89,869    109,497
Salt Lake City                 513,986      99.6%      99.0%    1,824     57,023    104,531     45,520    109,278    124,180

CENTRAL REGION:
Chicago                      1,574,456      95.0%      96.9%   79,094    122,463    175,860    263,272    325,203    114,816
Dallas                       1,739,348      98.3%      97.1%   30,326     95,714    125,718    185,858    303,271    132,303
Austin                       1,558,478      97.8%      96.7%   33,853     48,711    151,780    494,097    160,888    420,947

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties     2,134,529      98.3%      96.0%   35,675    143,088     28,306    341,655    226,942    595,605
     Suburban Properties       877,214      99.7%      99.8%    2,227     67,922     78,561     55,250     27,339     89,835
Atlanta                      1,772,365      92.8%      92.3%  127,641    209,031    182,477    397,117    361,584    173,412
Boca Raton                     606,455      94.5%      94.2%   33,366    115,237     70,287     50,528     70,299     85,501
                               -------      -----      -----   ------    -------     ------     ------     ------     ------

Totals                      22,644,660      97.4%      97.1%  578,898  1,847,321  2,063,715  3,331,877  3,090,620  3,519,105
                            ==========      =====      =====  =======  =========  =========  =========  =========  =========
                                                      2007
                                                       &
                               2005       2006     Thereafter
                               ----       ----     ----------
PACIFIC REGION:
San Francisco Bay Area       322,935    577,367    1,216,475
Orange County / Los Angeles   17,677    104,326      306,731
Seattle                      309,744     96,179      229,078
San Diego                     19,232     78,202       84,949
Portland                          --                 126,180

MOUNTAIN REGION:
Denver                       130,000     70,389      294,144
Phoenix                       80,706     37,539      609,855
Salt Lake City                    --     71,630           --

CENTRAL REGION:
Chicago                      122,803      4,477      366,468
Dallas                        38,408     13,530      814,220
Austin                         2,171     16,515      229,516

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties      54,215    199,633      509,410
     Suburban Properties     179,854     52,405      323,821
Atlanta                        8,092         --      313,011
Boca Raton                    38,716      3,095      139,426
                              ------      -----      -------

Totals                     1,324,553  1,325,287    5,563,284
                           =========  =========    =========


--------------------------------------------------------------------------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent

--------------------------------------------------------------------------------


                                     Percentage of
                                       Portfolio                   Percentage of
                                       Annualized       Square       Occupied
               Tenant                     Rent           Feet       Square Feet
--------------------------------------------------     ---------   -------------

International Monetary Fund               3.45%         470,332        2.09%
Applied Materials, Inc.                   2.79%         578,376        2.57%
Nokia, Inc.                               2.19%         380,764        1.69%
US West Business Resources, Inc.          2.14%         532,506        2.37%
AT&T                                      2.05%         579,689        2.58%
Peoplesoft, Inc.                          1.85%         362,366        1.61%
Patton Boggs, L.L.P.                      1.43%         180,444        0.80%
Electronic Data Systems                   1.37%         308,785        1.37%
Nextel Communications, Inc.               1.35%         327,788        1.46%
Sun Microsystems, Inc.                    1.16%         260,500        1.16%
Clarify, Inc.                             1.15%         200,536        0.89%
Pacific Bell                              1.07%         202,093        0.90%
Unisys Corporation                        1.01%         217,061        0.96%
Franklin Resources, Inc.                  0.95%         122,467        0.54%
Safeco Insurance Co. of America           0.92%         265,658        1.18%
Federal Deposit Insurance Corp.           0.89%         121,878        0.54%
Software AG of North America              0.85%         173,419        0.77%
Lucent Technologies, Inc.                 0.79%         191,220        0.85%
Citicorp Savings of Washington, DC        0.77%         116,834        0.52%
The Walt Disney Company                   0.76%         129,347        0.57%
King & Spalding                           0.74%          84,161        0.37%
GTE North, Inc.                           0.74%         176,420        0.78%
Gateway, Inc.                             0.69%         182,120        0.81%
Boston Scientific                         0.65%         212,082        0.94%
Merrill Lynch, Pierce, Fenner             0.62%          77,443        0.34%
                                       -----------   -----------    ----------
TOTAL                                    32.38%       6,454,289       28.66%
                                       ===========   ===========    ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1999 Development Activity By Market
--------------------------------------------------------------------------------
($ In Thousands)

                                                                                                                  Estimated
                                                                       Estimated        Estimated                 Remaining
Property Under Construction @                                         Construction    Stabilization   In Place    Costs to
December 31, 1999:                          Square Feet  Start Date  Completion Date       Date       Dev Costs   Complete
------------------------------------------  -----------  ----------  ---------------  -------------   ---------   ----------
San Francisco Bay Area
         Clarify Corporate Center A             64,512      1Q98          1Q99             1Q00         $13,897    $ (1,312)
         Valley Technology Center 6 (N)         54,988      4Q99          3Q00             3Q00           5,812       5,654
         Valley Technology Center 7 (S)         55,601      4Q99          3Q00             3Q00           5,812       5,655
                                            -----------                                                ---------  ----------
              San Francisco Bay Area           175,101                                                   25,521       9,997
              Subtotal
Seattle
         Canyon Park 4                          65,035      2Q98          1Q99             1Q00           6,742       1,913
                                            -----------                                                ---------  ----------
              Seattle Subtotal                  65,035                                                    6,742       1,913
San Diego
         La Jolla Spectrum Technology
         Park                                   76,894      3Q99          2Q00             1Q01           9,310       8,619
                                            -----------                                                ---------  ----------
              San Diego Subtotal                76,894                                                    9,310       8,619
Orange County/Los Angeles
         Art Institute                          55,200      4Q99          3Q00             3Q00           4,500       4,643
         Pacific Corporate Plaza 1              33,893      3Q98          3Q99             3Q00           4,614         454
         Pacific Corporate Plaza 2              49,603      3Q98          3Q99             1Q00           5,639       1,558
                                            -----------                                                ---------  ----------
              Orange County/Los Angeles        138,696                                                   14,753       6,655
              Subtotal
Portland, Oregon
         Sunset Corporate Park A                43,717      2Q98          1Q99             1Q00           3,000       2,003
         Sunset Corporate Park B                43,717      2Q98          1Q99             1Q00           3,724       1,300
         Sunset Corporate Park C                43,717      2Q98          1Q99             1Q00           3,620       1,399
         Rock Creek Corporate Center 1          65,436      3Q98          3Q99             3Q00           7,175       1,317
         Rock Creek Corporate Center 2          65,436      3Q98          3Q99             3Q00           5,955       2,624
         Rock Creek Corporate Center 3          11,011      3Q98          3Q99             3Q00           1,030         399
                                            -----------                                                ---------  ----------
              Portland, Oregon Subtotal        273,034                                                   24,504       9,042
Denver
         Dry Creek Corporate Center
         Building 3                             94,291      4Q99          3Q00             2Q01           3,984       8,941
         Panorama Corporate Center X            50,380      3Q99          1Q00             1Q01           2,198       4,275
                                            -----------                                                ---------  ----------
              Denver Subtotal                  144,671                                                    6,182      13,216
Salt Lake City
         Wasatch 17                             72,088      1Q98          1Q99             1Q00           8,678         267
         Sorenson X                             41,551      2Q98          1Q99             1Q00           4,644         362
                                            -----------                                                ---------  ----------
              Salt Lake City Subtotal          113,639                                                   13,322         629
Austin
         Riata Building 3                       62,209      1Q98          2Q99             2Q00           7,435       1,225
                                            -----------                                                ---------  ----------
              Austin Subtotal                   62,209                                                    7,435       1,225
Dallas
         Commons 2                             223,470      4Q99          4Q00             4Q00           6,950      36,847
                                            -----------                                                ---------  ----------
              Dallas Subtotal                  223,470                                                    6,950      36,847
Chicago
         Four Parkway North                    171,157      2Q98          2Q99             1Q00          19,955       7,483
         Ten Parkway North                      99,509      4Q98          1Q00             1Q01          14,324       1,635
                                            -----------                                                ---------  ----------
              Chicago Subtotal                 270,666                                                   34,279       9,118

Total/Weighted Average                       1,543,415                                                 $148,998     $97,261
Less:  Placed in service                      (281,222)                                                 (33,002)    (11,866)
                                            -----------                                               ---------   ---------
Total/Weighted Average                       1,262,193                                                 $115,996     $85,395
                                            ===========                                               =========   =========

                                             Total     Estimated    % Currently
Property Under Construction @               Projected   Stabilized    Leased or
December 31, 1999:                          Investment    Return      Committed
------------------------------------------  ----------  ----------   -----------
San Francisco Bay Area

         Clarify Corporate Center A           $12,585      10.5%       100.0%
         Valley Technology Center 6 (N)        11,466       8.9%       100.0
         Valley Technology Center 7 (S)        11,467       9.0%       100.0
                                            ----------  -----------  ------------
              San Francisco Bay Area           35,518       9.5        100.0
              Subtotal
Seattle
         Canyon Park 4                          8,655      10.5          0.0
                                            ----------  -----------  ------------
              Seattle Subtotal                  8,655      10.5          0.0
San Diego
         La Jolla Spectrum Technology
         Park                                  17,929      13.2          0.0
                                            ----------  -----------  ------------
              San Diego Subtotal               17,929      13.2          0.0
Orange County/Los Angeles
         Art Institute                          9,143      15.3        100.0
         Pacific Corporate Plaza 1              5,068      11.0         76.4
         Pacific Corporate Plaza 2              7,197      11.6         92.7
                                            ----------  -----------  ------------
              Orange County/Los Angeles
              Subtotal                         21,408      13.0         91.6
Portland, Oregon
         Sunset Corporate Park A                5,003       9.4         24.8
         Sunset Corporate Park B                5,024       9.4          0.0
         Sunset Corporate Park C                5,019       9.4          0.0
         Rock Creek Corporate Center 1          8,492      11.2         31.4
         Rock Creek Corporate Center 2          8,579      11.1          0.0
         Rock Creek Corporate Center 3          1,429      11.2          0.0
                                            ----------  -----------  ------------
               Portland, Oregon Subtotal       33,546      10.4         11.5

Denver
         Dry Creek Corporate Center
         Building 3                            12,925       9.5%         0.0
         Panorama Corporate Center X            6,473      11.0          0.0
                                            ----------  -----------  ------------
               Denver Subtotal                 19,398      10.0          0.0
Salt Lake City
         Wasatch 17                             8,945      10.8        100.0
         Sorenson X                             5,006       9.5         92.6
                                            ----------  -----------  ------------
               Salt Lake City Subtotal         13,951      10.3         97.3
Austin
         Riata Building 3                       8,660      11.1         82.2
                                            ----------  -----------  ------------
               Austin Subtotal                  8,660      11.1         82.2
Dallas
         Commons 2                             43,797      10.3        100.0
                                            ----------  -----------  ------------
               Dallas Subtotal                 43,797      10.3        100.0
Chicago
         Four Parkway North                    27,438      11.0         93.8
         Ten Parkway North                     15,959      10.6         72.7
                                            ----------  -----------  ------------
               Chicago Subtotal                43,397      10.9         86.0

Total/Weighted Average                       $246,259      10.8%        61.7%
Less:  Placed in service                      (44,868)
                                           ----------
Total/Weighted Average                       $201,391      10.8%        53.1%
                                           ==========  ===========  ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary

--------------------------------------------------------------------------------



                                                                       Owned or Controlled
                                                                              Land        -
                                                                     ----------------------
                                                                                  Buildable
                                                                                   Square
Region/Property                                      Market            Acres       Footage
----------------------------------------     -----------------------  -------    -----------
Pacific Region:
   CarrAmerica Corporate Center              San Francisco Bay Area      2          86,000
   Fremont Technology Park D-F               San Francisco Bay Area     10         151,545
   Sunset Corporate                             Portland, Oregon         9         124,800
                                                                     -------    ------------
                  Subtotal                                              21         362,345
Mountain Region:
   Panorama Corporate Center IV, VI, VII        Denver, Colorado        21         363,650
   Panorama IX                                  Denver, Colorado         6         120,000
   Dry Creek Corporate Center                   Denver, Colorado        49         679,791
   Panorama VIII (Formerly Marriott Tract)      Denver, Colorado         5         136,850
   Four Gateway                                 Phoenix, Arizona         3         136,817
   East Gateway                                 Phoenix, Arizona        11         228,828
   Sorenson Research Park XI                  Salt Lake City, Utah       6          80,238
    Wasatch 16                                Salt Lake City, Utah       5          80,238
                                                                     -------    ------------
     Subtotal                                                          106       1,826,412
Central Region:
   Braker Pointe                                 Austin, Texas          22         750,000
   Riata 1 & 7                                   Austin, Texas          11         153,224
   Riata Crossing 4-6                            Austin, Texas          18         176,030
   Parkway North                               Chicago, Illinois        16         375,000
   Tollway Plaza III                             Dallas, Texas           4         134,400
   Royal Ridge II                                Dallas, Texas          18         316,786
   Royal Ridge III                               Dallas, Texas          18         240,500
                                                                     -------    ------------
     Subtotal                                                          107       2,145,940
Southeast Region:
   Peninsula Corporate Center 1-2             Boca Raton, Florida        8         114,000
   Preston Ridge                                Atlanta, Georgia        14          96,000
                                                                     -------    ------------
     Subtotal                                                           22         210,000
                                                                     -------    ------------
         Total                                                         256       4,544,697
                                                                     ========   ============

             HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED
                      Condensed Consolidated Balance Sheets

--------------------------------------------------------------------------------

(Unaudited and in thousands)


                                                      December 31,  December 31,
                                                          1999          1998
                                                    ----------------------------

Assets:
    Current assets                                   $   75,719    $   60,984
    Fixed assets, goodwill (net) and other assets       361,137       303,180
                                                    -------------  -------------
      Total assets                                      436,856       364,164
                                                    =============  =============

Liabilities and stockholders' equity:
   Total liabilities including Long-Term Debt           266,836       192,663
   Total stockholders equity                            170,020       171,501
                                                    -------------  -------------
      Total liabilities and stockholders' equity        436,856       364,164
                                                    =============  =============

             HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED Condensed Consolidated Contribution to Funds From Operations

--------------------------------------------------------------------------------

(Unaudited and in thousands)


                                                     Three Months Ended                   Year Ended
                                                        December 31,                     December 31,
                                                 ----------------------------    ------------------------------
                                                     1999           1998             1999            1998
                                                     ----           ----             ----            ----
Revenues:
   Rental income                                     43,376         32,011           149,559          93,886
   Other services and interest income                26,328         18,467            88,753          53,761
                                                 -------------  -------------    --------------  --------------
         Total operating revenue                     69,704         50,478           238,312         147,647

Expenses:
   Operating expenses                                38,698         25,897           134,302          74,351
   G & A selling expense                             23,629         16,075            82,664          49,625
   Interest expense and income taxes (1)              3,558          3,713             8,743           6,937
                                                 -------------  -------------    --------------  --------------
         Total expenses                              65,885         45,685           225,709         130,913
                                                 -------------  -------------    --------------  --------------

Net income (loss) before depreciation
       and amortization                               3,819          4,793            12,603          16,734
                                                 -------------  -------------    --------------  --------------

Adjustments to derive funds from operations
  Add:
              Losses associated with Executive
            Suites under development                  1,544          2,232            11,972           5,766
               Deferred tax expense (benefit)           944            711             (816)             959
                                                 -------------  -------------    --------------  --------------
                                                      2,488          2,943            11,156           6,725
                                                 -------------  -------------    --------------  --------------

         Funds from operations                        6,307          7,736            23,759          23,459
                                                 =============  =============    ==============  ==============

(1)  Excludes interest on loans from CarrAmerica Realty Corp.

             HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED
                            Executive Suites Centers
--------------------------------------------------------------------------------

     The following table sets forth certain information about the executive suites leased by HQ Global Workplace, Inc. ("HQ Global") and OmniOffices (UK) Limited ("OmniUK/Europe") and subleased to executive office suites tenants as of December 31, 1999.

                                                    Omni UK/
                                    HQ Global        Europe           Total
                                   ------------  ---------------  --------------
   Stabilized Operating Centers
        Owned                          147             12              159
        Joint Ventures                  0              2                2
        Managed                         1              2                3
                                   ------------  ---------------  --------------
                                       148             16              164

   Centers Under Development
        Owned                           7              6               13
        Joint Ventures                  0              6                6
                                   ------------  ---------------  --------------
                                        7              12              19
                                   ------------  ---------------  --------------


   Subtotal                            155             28              183

   Franchise Centers                   78              0               78
                                   ------------  ---------------  --------------

   Total                               233             28              261
                                   ============  ===============  ==============

   Stabilized Occupancy                                                87%
                                                                  ==============